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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C.  20549




                                       FORM 8-K

                                   CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT:   AUGUST 26, 1996






                             MORRISON KNUDSEN CORPORATION


                            Commission File Number 1-8889




                                A Delaware corporation

                      IRS Employer Identification No. 82-0393735





                      MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                     208/386-5000



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                             MORRISON KNUDSEN CORPORATION
                            COMMISSION FILE NUMBER 1-8889


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

    As previously reported, on June 25, 1996, Morrison Knudsen Corporation (the "Corporation") filed a petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") by filing a prepackaged Plan of Reorganization (the "Plan") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Case No. 96-1006 (PJW). The Bankruptcy Court entered an order confirming the Plan on August 26, 1996 (the "Confirmation Date").

    The Plan contemplates the merger (the "Merger") of the Corporation with and into Washington Construction Group, Inc. ("Washington"), pursuant to the Restructuring and Merger Agreement, dated as of May 28, 1996 (the "Merger Agreement"), by and between Washington and the Corporation, with Washington being the surviving corporation in the Merger and being renamed Morrison Knudsen Corporation (as such, the "Combined Company").

    In addition to the Merger, the Plan provides for the satisfaction and discharge of substantially all of the Corporation's existing senior debt obligations and the cancellation of all of the Corporation's outstanding common stock. Pursuant to the Plan, unless the Merger Agreement is terminated, each holder of record of shares of the Corporation's common stock as of the close of business on the Confirmation Date (including shares held for distribution to certain securities litigation plaintiffs) will receive (i) its pro rata share of warrants to purchase an aggregate of 2,765,000 shares of the Combined Company's common stock at an exercise price of $12.00 per share (subject to adjustment),
(ii) a number of rights ("Combined Company Rights"), equal to the number of shares of the Corporation's common stock so held by such holder, to purchase a portion of the consideration otherwise distributable under the Plan to certain of the Corporation's creditors as described below, and (iii) its pro rata share of any distributions that may be required under the Plan to prevent the assumed value of the aggregate consideration otherwise distributable under the Plan to certain of the Corporation's creditors as described below from exceeding the aggregate amount of such creditors' allowed claims (all as determined in the manner provided in the Plan). As of the close of business on the Confirmation Date, there were 36,887,370 shares of the Corporation's common stock outstanding or deemed outstanding pursuant to the Plan.

    The Plan provides that, unless the Merger Agreement is terminated, certain creditors of the Corporation will receive distributions (a portion of which may be made to a trust for their benefit) of (i) $13,300,000 in cash, (ii) all of the common stock of MK Rail Corporation ("MK Rail") owned by the Corporation,
(iii) the promissory note of MK Rail owned by the Corporation (or the proceeds thereof), (iv) an aggregate number of newly issued shares of common stock of the Combined Company (estimated to be approximately 24,123,000 shares) equal to 45% of the total number of such shares to be outstanding after giving effect to such issuance, (v) newly issued shares of preferred stock of the Combined Company entitling the holders thereof to receive up to $18,000,000 (subject to adjustment) on account of certain tax refunds that may be received by the Combined Company as successor to the Corporation, and (vi) if applicable, the proceeds of any exercises of Combined Company Rights (in lieu of a portion of the distributions described in this sentence).

    The Plan provides that, if the Merger Agreement is terminated (in which event the Merger would not occur), in lieu of the distributions described above,
(i) each holder of record of shares of the Corporation's common stock as of the Confirmation Date will receive its pro rata share of warrants to purchase an aggregate number of shares (estimated to be approximately 1,000,000) of common stock of the reorganized Corporation equal to 10% of the total number of such shares to be outstanding after giving effect to the issuance of such shares to certain creditors of the Corporation as described below, at a price determined pursuant to a formula set forth in the Plan, and (ii) certain creditors of the Corporation will receive distributions (a portion of which may be made to a trust for their benefit) of (a) the common stock of MK Rail owned by the Corporation, (b) the promissory note of MK Rail owned by the Corporation (or the proceeds thereof), (c) all of the common stock of the reorganized Corporation to be outstanding as of the effective date of the Plan (estimated to be approximately 10,000,000 shares), and (d) newly issued shares of preferred stock of the reorganized Corporation entitling the holders thereof to receive up to $18,000,000 (subject to adjustment) on account of certain tax refunds that may be received by the reorganized Corporation.

    The effectiveness of the Plan and the respective obligations of the Corporation and Washington to consummate the Merger are subject to certain conditions. In addition, the Merger Agreement may be terminated by the Corporation or

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Washington under certain circumstances.  Although there can be no assurance with respect thereto, its is presently expected that all conditions to the effectiveness of the Plan and the consummation of the Merger will be satisfied or waived, that the Merger Agreement will not be terminated, and that the Plan will become effective and the Merger will be consummated on or about September 11, 1996.

    The foregoing descriptions of the principal terms of the Plan and Merger Agreement are qualified in their entirety by the full texts of such documents, which are filed as Exhibits 2.1 and 2.2, respectively, hereto and incorporated herein by this reference.

    The information as to the assets and liabilities of the Corporation set forth under the caption "The Combined Company Pro Forma Information" in Washington's definitive proxy statement relating to the special meeting of Washington's stockholders to be held on September 11, 1996, to consider and vote upon the Merger, which was filed with the Securities and Exchange Commission on August 22, 1996, is incorporated herein by this reference. A copy of such proxy statement is filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         2.1 The registrant's First Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code as filed in the United States Bankruptcy Court for the District of Delaware, Case No. 96-1006 (PJW) (filed as Exhibit 2.1 to the registrant's Form 10-Q Quarterly Report for quarter ended June 30, 1996 and incorporated herein by reference).

         2.2 Restructuring and Merger Agreement dated May 28, 1996, by and between Washington Construction Group, Inc. and the registrant (filed as Exhibit 2.1 to the registrant's Form 8-K Current Report dated May 28, 1996 and incorporated herein by reference).

         99.1 Definitive Proxy Statement of Washington Construction Group, Inc. (filed under Schedule 14A on August 22, 1996 and incorporated herein by reference).


                                      SIGNATURE
                                      ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MORRISON KNUDSEN CORPORATION


                                  /s/ Stephen G. Hanks
September 9, 1996                 By:
                                      ---------------------------

                                       Stephen G. Hanks
                                       Executive Vice President and
                                       Chief Legal Officer

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